UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2020
Ciner Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendments to Credit Facilities

On July 27, 2020, Ciner Wyoming LLC, a Delaware limited liability company (the “Company”), entered into a Second Amendment to Credit Agreement (the “Second Ciner Wyoming Amendment”) with PNC Bank, National Association (“PNC”), as administrative agent, swing line lender and a Letter of Credit (“L/C”) issuer, and each of the other lenders listed on the signature pages thereof (collectively, the “Company Lenders”), in which the Second Ciner Wyoming Amendment amends the Credit Agreement, dated as of August 1, 2017 (as amended, the “Ciner Wyoming Credit Agreement”), by and among the Company, PNC and the Company Lenders.

In addition, on July 27, 2020, Ciner Resources LP, a Delaware limited partnership (the “Partnership”), entered into a Second Amendment to Credit Agreement (the “Second Ciner Resources Amendment,” and together with the Second Ciner Wyoming Amendment, the “Second Amendments”) with PNC, as administrative agent, swing line lender and L/C issuer, and each of the lenders listed on the signature pages thereof (the “Partnership Lenders”), in which the Second Ciner Resources Amendment amends the Credit Agreement, dated as of August 1, 2017 (as amended, the “Ciner Resources Credit Agreement” and together with the Ciner Wyoming Credit Agreement, the “Credit Agreements”), by and among the Partnership, PNC and the Partnership Lenders.

The Second Amendments increase financial and liquidity flexibility in particular for the next few quarters that may be negatively impacted by COVID-19. Among other things, the Second Amendments:

•
increased the consolidated leverage ratios (as defined in the respective Credit Agreements) on a quarterly basis, from 3.00 to 1.0 to 3.50 to 1.0 as of the September 30, 2020 fiscal quarter end, 4.50 to 1.0 as of the December 31, 2020 and March 31, 2021 fiscal quarter ends, 4.00 to 1.0 as of the June 30, 2021 fiscal quarter end, 3.50 to 1.0 as of the September 30, 2021 fiscal quarter end, 3.00 to 1.0 as of each fiscal quarter end thereafter and 3.00 to 1.0 following any restricted payment (other than a permitted tax distribution) or permitted acquisition by Ciner Wyoming and its subsidiaries, with respect to the Second Ciner Wyoming Amendment, or the Partnership or its subsidiaries, with respect to the Second Ciner Resources Amendment (for each period, the “Limit”);

•
added additional restrictions to (i) certain restricted payments (which includes cash dividends, distributions or other restricted payments) by requiring the consolidated leverage ratio, both before and after giving effect to such restricted payment, to be less than 2.50 to 1.0 (previously 3.00 to 1.0), (ii) permitted acquisitions by requiring that the consolidated leverage ratio, both before and after giving effect to a permitted acquisition, be less than 2.50 to 1.0, and (iii) with respect to only the Ciner Wyoming Credit Agreement, liens by restricting the grant of any lien on any mineral right or mineral reserve, subject to certain exceptions;

•
added a covenant applicable only to the Ciner Wyoming Credit Agreement that states if the consolidated leverage ratio thereunder is: (i) below 3.50 to 1.0 as of the end of any fiscal quarter, any borrowings under the Ciner Wyoming Credit Agreement will be unsecured; or (ii) greater than or equal to 3.50 to 1.0 as of the end of any fiscal quarter, any borrowings under the Ciner Wyoming Credit Agreement will be secured by substantially all of Ciner Wyoming’s personal property, subject to certain customary exceptions, provided, that any such security shall be released upon achievement of a consolidated leverage ratio less than 2.00:1.0 at the end of any fiscal quarter (prior to the Second Ciner Wyoming Amendment, a consolidated leverage ratio in excess of 3.00 to 1.0 for a quarterly period would constitute an event of default, whereas following effectiveness of the Second Ciner Wyoming Amendment, for each quarterly period where the consolidated leverage ratio is permitted to be in excess of 3.50 to 1.0, a consolidated leverage ratio in excess of 3.50 to 1.0 for such quarterly period would not by itself constitute an event of default so long as the Limit is otherwise adhered to, but would permit the administrative agent and lenders to obtain a lien on certain personal property of Ciner Wyoming);

•	modified procedures for transition to a benchmark other than the Eurodollar rate to determine the applicable interest rate;

•	added an interest rate floor of 0.50%; and

•	increased interest pricing to allow for higher consolidated leverage ratios.

In connection with the Second Ciner Wyoming Amendment, on July 27, 2020, the Master Loan and Security Agreement, dated as of March 25, 2020, by and between Banc of America Leasing & Capital, LLC, as lender under Ciner Wyoming’s equipment financing arrangement and Ciner Wyoming, was also amended (as amended, the “Amended Master Agreement” and collectively with the Second Amendments, the “Credit Agreement Amendments”) to incorporate, among other things, the modified covenants set forth in the Second Ciner Wyoming Amendment related to consolidated leverage ratios of Ciner Wyoming.

The disclosures of the Credit Agreement Amendments set forth in this Item 1.01 do not purport to be complete descriptions of the Credit Agreement Amendments and are subject to and qualified in their entirety by reference to the full text of the Second Ciner Wyoming Amendment, the Second Ciner Resources Amendment and the Amended Master Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference in this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 are incorporated herein by reference in this Item 2.03.

Item 8.01    Other Events.

Ciner Corp to Exit ANSAC

As previously disclosed, the Partnership was informed on November 9, 2018 that Ciner Resources Corporation, an affiliate of the Partnership (“Ciner Corp”), had as part of its strategic initiative to gain better direct access and control of international customers and logistics and the ability to leverage the expertise of Ciner Group, the world’s largest natural soda ash producer, delivered a notice to terminate its membership in American Natural Soda Ash Corp. (“ANSAC”), a cooperative that serves as the primary international distribution channel for the Partnership and two other U.S. manufacturers of trona-based soda ash. Such termination was expected to be effective as of the end of day on December 31, 2021.

On July 27, 2020, ANSAC and the members thereof entered into an agreement, effective as of July 24, 2020, that, among other things, terminates Ciner Corp’s membership in ANSAC effective as of December 31, 2020 (the “ANSAC termination date”), a year earlier than previously announced (the “ANSAC Early Exit Agreement”). For a limited period after December 31, 2020, Ciner Corp will continue to sell, at substantially lower volumes, product to ANSAC for export sales purposes, with a fixed rate per ton selling, general and administrative expense, and will also purchase a limited amount of export logistics services. Between now and the ANSAC termination date, Ciner Corp continues to have full ANSAC membership benefits and services. Potential liabilities associated with exiting ANSAC are not currently expected to be material.

Historically, by design and prior to our exit from ANSAC, ANSAC managed most of our international sales, marketing and logistics, and as a result, was our largest customer for the year ended December 31, 2019 and the three-month period ended March 31, 2020, accounting for 60.4% and 47.2%, respectively, of our net sales. Although ANSAC has been our largest customer for the aforementioned periods, we anticipate that the impact of such termination on our net sales, net income and liquidity will be limited. We made this determination primarily based upon the belief that we will continue to be one of the lowest cost producers of soda ash in the global market. This low cost position combined with better direct access and control of our customers and logistics and the ability to leverage Ciner Group’s expertise in these areas, we believe we will be more than able to adequately replace these net sales.

Post-ANSAC International Export Capabilities

In accordance with the ANSAC Early Exit Agreement, Ciner Corp will begin marketing soda ash on our behalf directly into international markets and building its international sales, marketing and supply chain infrastructure. We will also have access to utilize the distribution network that has already been established by the global Ciner Group. We believe that by having the option of combining our volumes with Ciner Group’s soda ash exports from Turkey, Ciner Corp’s strategic exit from ANSAC will allow us to leverage global Ciner Group’s, the world’s largest natural soda ash producer, soda ash operations which we expect will improve our ability to optimize our market share both domestically and internationally. Being able to work with the global Ciner Group will provide us with the opportunity to better attract and more efficiently serve larger global customers. In addition, the Partnership will need access to an international logistics infrastructure that includes, among other things, a domestic port for export capabilities. These export capabilities are currently being developed by an affiliated company and options being evaluated range from continued outsourcing in the near term to developing its own port capabilities in the longer term.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements other than statements of historical facts included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements include all statements that are not historical facts and in some cases may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “seek,” “anticipate,” “estimate,” “predict,” “forecast,” “project,” “potential,” “continue,” “may,” “will,” “could,” “should” or the negative of these terms or similar expressions. Such statements are based only on the Partnership’s current beliefs, expectations and assumptions regarding the future of the Partnership’s business, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Partnership’s control. The Partnership’s actual results and financial condition may differ materially from those implied or expressed by these forward-looking statements. Consequently, you are cautioned not to place undue reliance on any forward-looking statement because no forward-looking statement can be guaranteed. Factors that could cause the Partnership’s actual results to differ materially from the results contemplated by such forward-looking statements include: changes in general economic conditions, the Partnership’s ability to meet its expected quarterly distributions, changes in the Partnership’s relationships with its customers, including ANSAC, the demand for soda ash and the opportunities for the Partnership to increase its volume sold, the development of glass and glass making product alternatives, changes in soda ash prices, operating hazards, unplanned maintenance outages at the Partnership’s production facility, construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures, the effects of government regulation, tax position, and other risks incidental to the mining and processing of trona ore, and shipment of soda ash, the impact of a cybersecurity event, the impact of Ciner Corp’s agreement to exit ANSAC effective as of December 31, 2020, and the impact of the recent COVID-19 pandemic, including the impact of government orders on our employees and operations, as well as the other factors discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and subsequent reports filed with the United States Securities and Exchange Commission. All forward-looking statements included in this Current Report on Form 8-K are expressly qualified in their entirety by such cautionary statements. Unless required by law, the Partnership undertakes no duty and does not intend to update the forward-looking statements made herein to reflect new information or events or circumstances occurring after this Current Report on Form 8-K. All forward-looking statements speak only as of the date made.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, dated as of July 27, 2020, among Ciner Wyoming LLC, as borrower, PNC Bank, National Association, as administrative agent, swing line lender and l/c issuer, and the lenders party thereto.

10.2
Second Amendment to Credit Agreement, dated as of July 27, 2020, among Ciner Resources LP, as borrower, PNC Bank, National Association, as administrative agent, swing line lender and l/c issuer, and the lenders party thereto.

10.3	Amendment Number 001 to Master Loan and Security Agreement, dated as of July 27, 2020, by and between Banc of America Leasing & Capital, LLC, as lender, and Ciner Wyoming LLC, as borrower.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020	CINER RESOURCES LP

	By:	Ciner Resource Partners LLC,
its General Partner

	By:	/s/Marla E. Nicholson
	Name:	Marla E. Nicholson
	Title:	Vice President, General Counsel and Secretary of Ciner Resource Partners LLC, the registrant’s General Partner